UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2024

DIH HOLDING US, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41250	98-1624542
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 Accord Park Drive; Suite D-1
Norwell, Massachusetts		02061
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 877 944-2200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	DHAI	The Nasdaq Stock Market LLC
Warrants	DHAIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 1, 2024, the Company appointed Mr. Dietmar Dold as its Chief Operating Officer ("COO"). This position is a newly-created position. Mr. Dold will be responsible for defining, leading, and executing DIH Group's operational strategy in alignment with corporate objectives.

Mr. Dold, age 52, brings to DIH over 25 years of operating experience across multiple industries, and has demonstrated significant expertise in driving innovative transformation on a global scale. Prior to joining the Company Mr. Dold served as Chief Executive Officer at Videojet Technologies (Danaher Group) and throughout his career he has served in multiple management positions, including Partner at KPMG, Interim Chief Operating Officer at Condair Group, and as a Lean Sensei at Sonova and Roche Diagnostics.

Mr. Dold will receive a base salary of CHF 330,000 and he is eligible to participate in the Company’s annual bonus plan with a target bonus of 50% of his annual base salary. In addition, the Company will grant Mr. Dold an equity award in connection with his appointment as COO of 60,000 restricted stock units (“RSUs”) that vest 12 months after issuance, with execution details subject to the Board approval. Mr. Dold is eligible to participate in the Company's equity programs that are reviewed and approved by the Board periodically.

There is no arrangement or understanding between Mr. Dold and any other person pursuant to which he was appointed Chief Operating Officer of the Company. There are no transactions involving Mr. Dold requiring disclosure under Item 404(a) of Regulation S-K.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the offer letter, attached hereto as Exhibit 10.1 and the employment contract, attached hereto as Exhibit 10.2.

Item 7.01 Regulation FD Disclosure

On November 4, 2024, DIH Holding US, Inc. (the “Registrant”) issued a press release announcing the appointment of Mr. Dietmar Dold as Chief Operating Officer. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a)-(b) Financial Statements.

(c) Exhibits.

10.1	Offer letter of Dietmar Dold dated October 24, 2024
10.2	Employment contract of Dietmar Dold dated October 25, 2024
99.1	Release dated November 4, 2024
104	Cover Page Interactive Data File (Formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIH HOLDING US, INC.

Date:	November 4, 2024	By:	/s/ Jason Chen
Jason Chen Chief Executive Officer and Chairman